LEASES - Vallon - 10-K	9 Months Ended
Sep. 30, 2023
Vallon Pharmaceuticals, Inc.
Leases [Line Items]
LEASES	LEASES
The Company had a financing lease in relation to equipment utilized in the commercial scale manufacturing of ADAIR. The Company evaluates renewal options at lease inception on an ongoing basis and includes renewal options that it is reasonably certain to exercise in its expected lease terms when classifying leases and measuring lease liabilities. Lease agreements generally do not require material variable lease payments, residual value guarantees or restrictive covenants.
Financing lease ROU assets and lease liabilities are recognized at the lease commencement date based on the present value of minimum lease payments over the lease term. The Company utilized the interest rate implicit in the lease. The lease term was based on the non-cancellable period in the lease contract. Termination fees are included in the calculation of the ROU asset and lease liability when it is assumed that the lease will be terminated.
The table below presents the finance lease assets and liabilities recognized on the Company's balance sheets:

	Balance Sheet Line Item	December 31,
		2022	2021
Non-current finance lease assets	Other assets	$—	$206
Finance lease liabilities:
Current finance lease liabilities	Other current liabilities	—	97
Non-current finance lease liabilities	Other liabilities	—	72
Total finance lease liabilities		$—	$169
During the year ended December 31, 2022, the remaining payments due under the Company’s financing lease were accelerated and included in accounts payable. As a result, as of December 31, 2022, the Company had no finance lease assets or liabilities.
Cash flows related to the measurement of financing lease assets and liabilities were as follows:

	Year Ended December 31,
	2022	2021
Operating cash flows from finance lease amortization	$206	$73
Financing cash flows from finance lease payments	$15	$106